UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2008 (March 24, 2008)

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SECURITY CAPITAL ASSURANCE LTD

(Exact name of registrant as specified in its charter)

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Bermuda	001-32950	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

A.S. Cooper Building, 26 Reid Street, 4th Floor, Hamilton, Bermuda HM 11

(Address of principal executive offices)

(441) 279-7450

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

The registrant is filing the financial statements of its operating subsidiaries, XL Capital Assurance Inc. and XL Financial Assurance Ltd., as Exhibit 99.1 and Exhibit 99.2, respectively, hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1	XL Capital Assurance Inc. and Subsidiary consolidated financial statements as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006, and 2005.
Exhibit 99.2	XL Financial Assurance Ltd. financial statements as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006, and 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY CAPITAL ASSURANCE LTD (Registrant)

Date: March 26, 2008	By:	/s/ Tom Currie
Name: Tom Currie
Title: Senior Vice President